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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 18, 2004
                        ---------------------------------
                        (Date of earliest event reported)





                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)



                         (Commission File No. 000-32325)





                OKLAHOMA                                       73-1534474
      ----------------------------                          ----------------
      (State or other jurisdiction                          (I.R.S. Employer
            of incorporation)                              Identification No.)



            ONE BENHAM PLACE
     9400 NORTH BROADWAY, SUITE 600
         OKLAHOMA CITY, OKLAHOMA                                  73114
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:          (405) 600-0711




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 18, 2004, GMX Resources Inc. (the "Company") executed an amendment to its existing bank credit agreement to extend the maturity date to September 2006 and increasing the borrowing base to $7.04 million. The amendment also makes certain technical changes to the credit agreement. The Company intends to use the increased availability to pre-pay its existing outstanding $1 million of subordinated notes. The foregoing statements are qualified in their entirety by the provisions of the amendment to the credit agreement which is filed as an exhibit to this report.


         On June 23, 2004, the Company entered into subscription agreements and closed a private placement to a group of institutional and individual investors (the "Investors"), pursuant to which the Company issued 1,100,000 shares (the "Shares") of its Common Stock, par value $0.001 per share, to the Investors in exchange for $6.85 per share, or a total of $7,535,000 in cash before transaction expenses. The Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company intends to use the proceeds from the sale of the Shares for drilling and development of its East Texas properties. The Company will also pay a commission out of such proceeds to a registered broker-dealer which acted as a placement agent.

         The Company has agreed to register the Shares under the Securities Act of 1933 on Form S-3 (or other applicable form) as soon as practicable following their issuance to permit the sale of the Shares from time to time in non-underwritten transactions. The Company has agreed to use its best efforts to cause such registration statement to become effective as soon as practicable and to maintain the effectiveness of such registration statement for at least two years or until the distribution is completed.

         A copy of the press release announcing the completion of the private placement is filed as an Exhibit to this report pursuant to Rule 135c under the Securities Act of 1933. The foregoing statements are qualified in their entirety by the provisions of the form of Subscription Agreement and the Registration Agreement, each of which is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this report:

Exhibit No.       Description
-----------       -----------

10.1 Form of Subscription Agreement dated June 23, 2004, by and between GMX Resources Inc. and the Investors

10.2 Form of Registration Agreement dated June 23, 2004, by and between GMX Resources Inc. and the Investors

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10.3              Seventh Amendment to Credit Agreement between the GMX
                  Resources Inc. and Local Oklahoma Bank, N.A. dated June 18,
                  2004

99.1              Company Press Release dated June 23, 2004





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                GMX RESOURCES INC.



Date:    June 23, 2004                          By:  /s/  Ken L. Kenworthy, Sr.
       ----------------                              --------------------------
                                                     Ken L. Kenworthy, Sr.,
                                                     Chief Financial Officer







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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------


10.1 Form of Subscription Agreement dated June 23, 2004, by and between GMX Resources Inc. and the Investors

10.2 Form of Registration Agreement dated June 23, 2004, by and between GMX Resources Inc. and the Investors

10.3 Seventh Amendment to Credit Agreement between GMX Resources Inc. and Local Oklahoma Bank, N.A. dated June 18, 2004

99.1              Company Press Release dated June 23, 2004

























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